Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2013

Philadelphia, PA - March 10, 2014 - Resource America, Inc. (NASDAQ: REXI)

Fourth Quarter 2013 Highlights
•Adjusted net income attributable to common shareholders of $3.6 million (see Schedule I)
•Stand-alone operating income of $4.0 million as compared to a $1.1 million loss for the prior year period
•Increased assets under management by 13% during the year to $17.3 billion
•Record fund raising of $194.5 million for Resource Real Estate Opportunity REIT, Inc.
•Book value per common share of $7.87
•Repurchased 324,000 shares at $9.28
•Increased fourth quarter cash dividend by 25% to $.05 from $.04
Fourth Quarter 2013 Results
Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted net income attributable to common shareholders, a non-GAAP measure, of $3.6 million, or $0.16 per common share-diluted, and $11.9 million, or $0.54 per common share-diluted, for the three months and year ended December 31, 2013, respectively, as compared to adjusted net income attributable to common shareholders of $1.3 million, or $0.06 per common share-diluted, and $335,000, or $0.02 per common share-diluted, for the three months and year ended December 31, 2012, respectively. A reconciliation of the Company's reported GAAP net income (loss) attributable to common shareholders to adjusted net income attributable to common shareholders, a non-GAAP measure, is included as Schedule I to this release.

The Company reported GAAP net income attributable to common shareholders of $1.4 million, or $0.06 per common share-diluted, and $6.4 million, or $0.29 per common share-diluted, for the three months and year ended December 31, 2013, respectively, as compared to a GAAP net loss attributable to common shareholders of $1.5 million, or $0.08 per common share-diluted, for the three months ended December 31, 2012, and GAAP net income attributable to common shareholders of $24.0 million, or $1.14 per common share-diluted, for the year ended December 31, 2012. Included in GAAP net income attributable to common shareholders for the year ended December 31, 2012 was a $36.4 million gain, net of tax, on the sale of the Company's credit loan manager.

Assets Under Management
The following table details the Company's assets under management by operating segment, which increased by $2.0 billion (13%) from December 31, 2012 to 2013 (in billions):

	December 31,
	2013	2012
Financial fund management	$14.2	$13.0
Real estate	2.5	1.8
Commercial finance	0.6	0.5
	$17.3	$15.3

Net assets under management (1)	$7.9	$6.8

(1)	Net assets under management represents the proportionate share of assets managed by the Company after reflecting joint venture arrangements.
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K/A for the fiscal year ended September 30, 2012.

Highlights for the Fourth Quarter and Year Ended December 31, 2013 and Recent Developments
REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc, a public non-traded real estate investment trust ("REIT") managed by the Company, which specializes in acquiring and managing distressed real estate assets, had the following highlights:

•	Raised a record $194.5 million during the three months ended December 31, 2013 and completed fundraising for this fund with a total equity capital raise of $635.0 million.

•
Increased total assets to $678.6 million at December 31, 2013, an increase of $496.4 million, or 272%, from December 31, 2012, including the acquisition during the three months ended December 31, 2013 of three multifamily assets for $98.3 million located in Alpharetta, GA, San Antonio, TX and Burnsville, MN.

•	In January 2014, acquired 10 multifamily assets totaling 2,513 units and two office properties that contain 75,518 rentable square feet for $51.2 million.
For the year ended December 31, 2013, the Company’s real estate operating segment acquired 12 properties for $317.9 million, financed 11 properties for $147.8 million and disposed of six properties for $52.1 million.
On February 6, 2014, Resource Real Estate Opportunity REIT II, Inc. (“Opportunity REIT II”) commenced its initial public offering of common stock and will focus on acquiring under-performing multifamily rental properties, distressed real estate and performing loans. Opportunity REIT II is offering up to $1 billion in common stock at a maximum price of $10 per share. Resource Real Estate will be the external manager.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly-traded REIT managed by the Company which focuses on commercial real estate assets, had the following highlights:

•	Originated $97.4 million and $344.3 million of commercial real estate whole loans during the three months and year ended December 31, 2013, respectively.

•	In December 2013, completed a $307.8 million commercial real estate securitization that issued $260.8 million of floating-rate notes at a weighted average coupon of LIBOR plus 1.86%.

•	In October 2013, acquired Primary Capital Advisors, a residential mortgage origination company, for $8.4 million.

•	In October 2013, completed a $115.0 million public offering of its 6.00% convertible senior notes due 2018.
The following additional highlights contributed to our real estate asset management operations:

•	The Company's real estate operating segment increased its assets under management at December 31, 2013 to $2.5 billion, an increase of $709.0 million, or 39%, from December 31, 2012.

•
Real estate revenues increased 34% and 27%, to $17.7 million and $57.1 million, for the three months and year ended December 31, 2013, respectively, as compared to $13.2 million and $45.1 million for the three months and year ended December 31, 2012, respectively.

FINANCIAL FUND MANAGEMENT:
Credit Asset Management
CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture, closed Apidos CLO XV, Ltd. (issuing notes with a par value of $500.0 million) and Apidos CLO XVI, Ltd. (issuing notes with a par value of $600.0 million) in October 2013 and January 2014, respectively. Since creating this joint venture in April 2012, CCP has closed seven collateralized loan obligation issuers (issuing notes with a total par value of $3.5 billion) and expects to receive approximately $15.9 million in fees on an annual run rate basis. The Company has a 33% interest in this joint venture.
The following additional highlight contributed to our financial fund asset management operations:
The Company's financial fund management operating segment increased its assets under management at December 31, 2013 to $14.2 billion, an increase of $1.1 billion, or 9%, from December 31, 2012.

CORPORATE/OTHER:
Share Repurchases

•
In November 2013, the Company repurchased 324,000 of its shares at $9.28 per share. From August 2012 to December 2013, the Company repurchased over 912,000 shares at an average price of $7.73 per share under its share repurchase program.

•	In December 2013, the Company's Board of Directors authorized the repurchase of up to one million shares of common stock, which replaced the August 2012 repurchase program.
Corporate Credit Facility Modification

•	In November 2013, the Company extended the maturity of its $3.5 million revolving credit facility with Republic Bank from December 2014 to December 2016.
Dividends

•
The Company's Board of Directors authorized an increase in the Company’s cash dividend from $0.04 to $0.05 per share on the Company’s common stock and payment on January 31, 2014 to holders of record as of the close of business on January 17, 2014.

•	RSO's Board of Directors declared a cash dividend of $0.20 per common share for its three months ended December 31, 2013.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account, its joint ventures, and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission, or SEC. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K/A and in other of its public filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by Opportunity REIT II was declared effective by the SEC on February 6, 2014.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations, consolidating statements of operations and reconciliation of GAAP net income (loss) attributable to common shareholders to adjusted net income attributable to common shareholders.

RESOURCE AMERICA, INC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	December 31,
	2013	2012

ASSETS
Cash	$19,853	$11,899
Restricted cash	571	638
Receivables	541	468
Receivables from managed entities and related parties, net	30,923	30,618
Investments in real estate, net	17,696	18,041
Investment securities, at fair value	7,839	10,576
Investments in unconsolidated loan manager	37,821	37,221
Investments in unconsolidated entities	14,342	13,156
Assets of consolidated variable interest entity ("VIE") - RSO
Cash and cash equivalents (including restricted cash)	325,579	179,390
Investments, at fair value	221,395	256,433
Loans	1,397,458	1,849,428
Investments in real estate and consolidated entities	129,562	120,706
Other assets	76,467	70,600
Total assets of consolidated VIE - RSO	2,150,461	2,476,557

Property and equipment, net	5,844	2,590
Deferred tax assets, net	27,769	28,274
Other assets	4,791	6,726
Total assets	$2,318,451	$2,636,764

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$22,134	$21,864
Payables to managed entities and related parties	3,110	3,536
Borrowings	20,619	20,735
Liabilities of consolidated VIE - RSO
Borrowings	1,320,015	1,785,600
Other liabilities	55,247	71,239
Total liabilities of consolidated VIE - RSO	1,375,262	1,856,839
Total liabilities	1,421,125	1,902,974

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 30,378,339 and 30,069,822 shares issued (including nonvested restricted stock of 400,194 and 604,353), respectively	299	295
Additional paid-in capital	288,555	286,048
Accumulated deficit	(26,025)	(29,486)
Treasury stock, at cost; 10,434,436 and 9,914,090 shares, respectively	(107,874)	(103,472)
Accumulated other comprehensive loss	(1,231)	(2,197)
Total stockholders’ equity	153,724	151,188
Noncontrolling interests	238	279
Noncontrolling interests attributable to RSO	743,364	582,323
Total equity	897,326	733,790
	$2,318,451	$2,636,764

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2013	2012	2013	2012
REVENUES:
Real estate (includes revenues of $2,806, $4,787, $12,600 and $13,956 related to RSO)	$17,700	$13,154	$57,143	$45,083
Financial fund management (includes revenues of $400, $(8), $1,120 and $4,894 related to RSO)	4,539	2,675	19,773	18,053
Commercial finance (no revenues related to RSO)	(98)	(124)	(341)	(1,659)
	22,141	15,705	76,575	61,477
Revenues from consolidated VIE - RSO	14,996	33,041	91,007	123,698
Elimination of consolidated VIE revenues attributed to operating segments	(3,226)	(4,811)	(13,834)	(17,544)
Total revenues	33,911	43,935	153,748	167,631
COSTS AND EXPENSES:
Real estate	11,098	7,998	40,612	30,475
Financial fund management	2,386	1,017	10,155	12,299
Commercial finance	155	(49)	56	402
Restructuring expenses	—	—	—	365
General and administrative	3,461	2,228	10,268	9,792
Impairment charges	—	—	—	2,280
Provision for credit losses	472	5,152	4,265	20,148
Depreciation and amortization	618	492	1,936	2,084
	18,190	16,838	67,292	77,845
Expenses from consolidated VIE - RSO	19,492	24,098	62,602	63,850
Elimination of consolidated VIE expenses attributed to operating segments	(3,037)	(4,762)	(13,215)	(17,351)
Total expenses	34,645	36,174	116,679	124,344
OPERATING (LOSS) INCOME	(734)	7,761	37,069	43,287

OTHER INCOME (EXPENSE):
Gain on deconsolidation and sale of subsidiary	—	—	—	54,542
Other-than-temporary impairment on investments	—	—	(214)	(74)
Interest expense	(511)	(522)	(2,036)	(2,289)
Other income, net	175	106	575	112
Other income, net, from consolidated VIE - RSO	400	13,733	17,007	19,197
Elimination of consolidated VIE other income attributed to operating segments	20	32	244	133
	84	13,349	15,576	71,621
(Loss) income from continuing operations before taxes	(650)	21,110	52,645	114,908
Income tax provision (benefit)	2,053	(241)	1,657	13,117
Income tax (benefit) provision - RSO	(5,262)	7,624	(1,041)	14,602
Income from continuing operations	2,559	13,727	52,029	87,189
Loss from discontinued operations, net of tax	—	(6)	(2)	(44)
Net income	2,559	13,721	52,027	87,145
Net loss (income) attributable to noncontrolling interests	3	(587)	(20)	(557)
Net income attributable to noncontrolling interests of consolidated VIE - RSO	(1,187)	(14,668)	(45,581)	(62,560)
Net income (loss) attributable to common shareholders	$1,375	$(1,534)	$6,426	$24,028

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$1,375	$(1,528)	$6,428	$24,072
Discontinued operations	—	(6)	(2)	(44)
Net income (loss)	$1,375	$(1,534)	$6,426	$24,028

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2013	2012	2013	2012
Basic earnings (loss) per share:
Continuing operations	$0.07	$(0.08)	$0.32	$1.21
Discontinued operations	—	—	—	—
Net income (loss)	$0.07	$(0.08)	$0.32	$1.21
Weighted average shares outstanding	20,104	20,077	20,217	19,919

Diluted earnings (loss) per share:
Continuing operations	$0.06	$(0.08)	$0.29	$1.14
Discontinued operations	—	—	—	—
Net income (loss)	$0.06	$(0.08)	$0.29	$1.14
Weighted average shares outstanding	21,828	20,077	21,905	20,994

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)
The following table presents the consolidating statement of operations for the fourth quarter ended December 31, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$17,700	$—	$—	$17,700
Financial fund management	4,539	—	—	4,539
Commercial finance	(98)	—	—	(98)
	22,141	—	—	22,141
Revenues from consolidated VIE - RSO	—	14,996	—	14,996
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(3,226)	(3,226)
Total revenues	22,141	14,996	(3,226)	33,911

COSTS AND EXPENSES:
Real estate	11,098	—	—	11,098
Financial fund management	2,386	—	—	2,386
Commercial finance	155	—	—	155
General and administrative	3,461	—	—	3,461
Provision for credit losses	472	—	—	472
Depreciation and amortization	618	—	—	618
	18,190	—	—	18,190
Expenses from consolidated VIE - RSO	—	14,230	5,262	19,492
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(3,037)	(3,037)
Total expenses	18,190	14,230	2,225	34,645
OPERATING INCOME (LOSS)	3,951	766	(5,451)	(734)

OTHER INCOME (EXPENSE):
Interest expense	(511)	—	—	(511)
Other income, net	747	—	(572)	175
Other income, net, from consolidated VIE - RSO	—	400	—	400
Elimination of consolidated VIE other income, net	—	—	20	20
	236	400	(552)	84
Income (loss) from continuing operations before taxes	4,187	1,166	(6,003)	(650)
Income tax provision (benefit)	2,053	—	(5,262)	(3,209)
Net income (loss)	2,134	1,166	(741)	2,559
Net loss attributable to noncontrolling interests	3	—	—	3
Net income attributable to noncontrolling interests - RSO	—	(2,114)	927	(1,187)
Net income attributable to common shareholders	$2,137	$(948)	$186	$1,375

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the fourth quarter ended December 31, 2012:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$13,154	$—	$—	$13,154
Financial fund management	2,675	—	—	2,675
Commercial finance	(124)	—	—	(124)
	15,705	—	—	15,705
Revenues from consolidated VIE - RSO	—	33,041	—	33,041
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(4,811)	(4,811)
Total revenues	15,705	33,041	(4,811)	43,935

COSTS AND EXPENSES:
Real estate	7,998	—	—	7,998
Financial fund management	1,017	—	—	1,017
Commercial finance	(49)	—	—	(49)
General and administrative	2,228	—	—	2,228
Provision for credit losses	5,152	—	—	5,152
Depreciation and amortization	492	—	—	492
	16,838	—	—	16,838
Expenses from consolidated VIE - RSO	—	31,722	(7,624)	24,098
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(4,762)	(4,762)
Total expenses	16,838	31,722	(12,386)	36,174
OPERATING (LOSS) INCOME	(1,133)	1,319	7,575	7,761

OTHER INCOME (EXPENSE):
Interest expense	(522)	—	—	(522)
Other income, net	640	—	(534)	106
Other income, net, from consolidated VIE - RSO	—	13,733	—	13,733
Elimination of consolidated VIE other income, net	—	—	32	32
	118	13,733	(502)	13,349
(Loss) income from continuing operations before taxes	(1,015)	15,052	7,073	21,110
Income tax (benefit) provision	(241)	—	7,624	7,383
(Loss) income from continuing operations	(774)	15,052	(551)	13,727
Loss from discontinued operations, net of tax	(6)	—	—	(6)
Net (loss) income	(780)	15,052	(551)	13,721
Net income attributable to noncontrolling interests	(587)	—	—	(587)
Net income attributable to noncontrolling interests - RSO	—	(911)	(13,757)	(14,668)
Net (loss) income attributable to common shareholders	$(1,367)	$14,141	$(14,308)	$(1,534)

Amounts attributable to common shareholders:
(Loss) income from continuing operations	$(1,361)	$14,141	$(14,308)	$(1,528)
Discontinued operations	(6)	—	—	(6)
Net (loss) income	$(1,367)	$14,141	$(14,308)	$(1,534)

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the year ended December 31, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$57,143	$—	$—	$57,143
Financial fund management	19,773	—	—	19,773
Commercial finance	(341)	—	—	(341)
	76,575	—	—	76,575
Revenues from consolidated VIE - RSO	—	91,007	—	91,007
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(13,834)	(13,834)
Total revenues	76,575	91,007	(13,834)	153,748

COSTS AND EXPENSES:
Real estate	40,612	—	—	40,612
Financial fund management	10,155	—	—	10,155
Commercial finance	56	—	—	56
General and administrative	10,268	—	—	10,268
Provision for credit losses	4,265	—	—	4,265
Depreciation and amortization	1,936	—	—	1,936
	67,292	—	—	67,292
Expenses from consolidated VIE - RSO	—	61,561	1,041	62,602
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(13,215)	(13,215)
Total expenses	67,292	61,561	(12,174)	116,679
OPERATING INCOME	9,283	29,446	(1,660)	37,069

OTHER INCOME (EXPENSE):
Other-than-temporary impairment on investments	(214)	—	—	(214)
Interest expense	(2,036)	—	—	(2,036)
Other income, net	2,816	—	(2,241)	575
Other income, net, from consolidated VIE - RSO	—	17,007	—	17,007
Elimination of consolidated VIE other income, net	—	—	244	244
	566	17,007	(1,997)	15,576
Income from continuing operations before taxes	9,849	46,453	(3,657)	52,645
Income tax provision	1,657	—	(1,041)	616
Income from continuing operations	8,192	46,453	(2,616)	52,029
Loss from discontinued operations, net of tax	(2)	—	—	(2)
Net income	8,190	46,453	(2,616)	52,027
Net income attributable to noncontrolling interests	(20)	—	—	(20)
Net income attributable to noncontrolling interests - RSO	—	(7,221)	(38,360)	(45,581)
Net income attributable to common shareholders	$8,170	$39,232	$(40,976)	$6,426

Amounts attributable to common shareholders:
Income from continuing operations	$8,172	$39,232	$(40,976)	$6,428
Discontinued operations	(2)	—	—	(2)
Net income	$8,170	$39,232	$(40,976)	$6,426

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the year ended December 31, 2012:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$45,083	$—	$—	$45,083
Financial fund management	18,053	—	—	18,053
Commercial finance	(1,659)	—	—	(1,659)
	61,477	—	—	61,477
Revenues from consolidated VIE - RSO	—	123,698	—	123,698
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(17,544)	(17,544)
Total revenues	61,477	123,698	(17,544)	167,631
COSTS AND EXPENSES:
Real estate	30,475	—	—	30,475
Financial fund management	12,299	—	—	12,299
Commercial finance	402	—	—	402
Restructuring expenses	365	—	—	365
General and administrative	9,792	—	—	9,792
Impairment charges	2,280	—	—	2,280
Provision for credit losses	20,148	—	—	20,148
Depreciation and amortization	2,084	—	—	2,084
	77,845	—	—	77,845
Expenses from consolidated VIE - RSO	—	78,452	(14,602)	63,850
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(17,351)	(17,351)
Total expenses	77,845	78,452	(31,953)	124,344
OPERATING (LOSS) INCOME	(16,368)	45,246	14,409	43,287

OTHER INCOME (EXPENSE):
Gain on deconsolidation and sale of subsidiary	54,542	—	—	54,542
Other-than-temporary impairment on investments	(74)	—	—	(74)
Interest expense	(2,289)	—	—	(2,289)
Other income, net	2,189	—	(2,077)	112
Other income, net, from consolidated VIE - RSO	—	19,197	—	19,197
Elimination of consolidated VIE other income, net	—	—	133	133
	54,368	19,197	(1,944)	71,621
Income from continuing operations before taxes	38,000	64,443	12,465	114,908
Income tax provision	13,117	—	14,602	27,719
Income from continuing operations	24,883	64,443	(2,137)	87,189
Loss from discontinued operations, net of tax	(44)	—	—	(44)
Net income	24,839	64,443	(2,137)	87,145
Net income attributable to noncontrolling interests	(557)	—	—	(557)
Net income attributable to noncontrolling interests - RSO	—	(1,244)	(61,316)	(62,560)
Net income attributable to common shareholders	$24,282	$63,199	$(63,453)	$24,028

Amounts attributable to common shareholders:
Income from continuing operations	$24,326	$63,199	$(63,453)	$24,072
Discontinued operations	(44)	—	—	(44)
Net income	$24,282	$63,199	$(63,453)	$24,028

Schedule I

RECONCILIATION OF GAAP NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net income (loss) attributable to common shareholders - GAAP	$1,375	$(1,534)	$6,426	$24,028

Adjustments, net of tax:
Loss, net of eliminations, attributable to consolidation of RSO	762	167	1,744	254
Loss attributable to commercial finance	535	2,406	4,545	14,269
Gain on sale of subsidiary	—	—	—	(36,394)
Deferred tax provision (benefit)	887	279	(805)	(1,822)
Adjusted net income attributable to common shareholders	$3,559	$1,318	$11,910	$335

Adjusted weighted average diluted shares outstanding (2)	21,828	21,199	21,905	20,994

Adjusted net income attributable to common shareholders per common per share-diluted	$0.16	$0.06	$0.54	$0.02

(1)
Adjusted net income attributable to common shareholders presents the Company's operations prior to the consolidation of RSO and without the effect of its commercial finance operations, gain on the sale of subsidiary and deferred tax provision (benefit). The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress in both its real estate and financial fund management segments for the three months and year ended December 31, 2013 and 2012 separately from its commercial finance operations, gain realized on the sale of a subsidiary and deferred tax provision (benefit). Adjusted net income attributable to common shareholders should not be considered as an alternative to net income (loss) attributable to common shareholders (computed in accordance with GAAP). Instead, adjusted net income attributable to common shareholders should be reviewed in connection with net income (loss) attributable to common shareholders in the Company's consolidated financial statements, to help analyze how the Company's business is performing.

(2)
Dilutive shares used in the calculation of adjusted net income attributable to common shareholders per common share-diluted included an additional 1.1 million shares for the three months ended December 31, 2012, which were anti-dilutive for the period and, as such, were not used in the calculation of GAAP net loss attributable to common shareholders per common share-diluted.